Exhibit 23.2


                         CONSENT OF INDEPENDENT AUDITOR


To the Board of Directors and Stockholders of AmerUs Life Holdings, Inc.:


Ladies and Gentlemen:

We consent to the use of our report incorporated by reference in this Registration Statement on Form S-8 of AmerUs Life Holdings, Inc.

                                        /s/ KPMG Peat Marwick LLP


Des Moines, Iowa
September 21, 1998